UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2006

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

================================================================================

          Nevada                       000-49735                 87-0642947
-----------------------------   ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

================================================================================
                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)

================================================================================

       Registrant's telephone number, including area code: (408) 636-1020


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On April 7, 2006, Intraop Medical Corporation (the "Company") entered into an Agreement with Emerging Markets Consulting, LLC ("EMC"). The Agreement provides that EMC will provide services to the Company related to the design, development and dissemination of information about the Company to stockholders, brokers, potential investors and others. The Agreement has an initial term of six months with renewal for an additional six-month term unless either the Company or EMC delivers written notice to the other not less than ten days prior to the expiration of the current term that it intends to terminate the Agreement at the end of such term. In connection with the Agreement, the Company will pay EMC $10,000 per month. It also issued to EMC 100,000 shares of common stock and a five-year warrant to purchase 100,000 shares of common stock at an exercise price of $1.00 per share and will issue an additional 100,000 shares of common stock and an additional five-year warrant to purchase 100,000 shares of common stock upon the first day of the second six-month term of the Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

     Pursuant to the Agreement, the Company issued to EMC 100,000 shares of common stock and a five-year warrant to purchase 100,000 shares of common stock at an exercise price of $1.00 per share. Upon the first day of the second six-month term of the Agreement, the Company will issue to EMC an additional 100,000 shares of common stock and an additional five-year warrant to purchase 100,000 shares of stock.

     The shares of common stock and the warrants to purchase common stock were issued and will be issued pursuant to an exemption from registration under
Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.
-----------

10.17 Agreement executed April 7, 2006 by and between the Company and Emerging Markets Consulting, LLC.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     INTRAOP MEDICAL CORPORATION


Date: April 7, 2006                                  By: /s/ Donald A. Goer
                                                         ------------------
                                                         Donald A. Goer
                                                         Chief Executive Officer